Exhibit 32.2

SECTION 906 CERTIFICATION OF CHIEF FINANCIAL OFFICER

Certification Pursuant to 18 U.S.C. Section 1350

In connection with the Annual Report of HuntMountain Resources Ltd. (the “Company”) on Form 10-K for the year ended December 31, 2007 as filed with the Securities and Exchange Commission (the “SEC”) on or about the date hereof (the “Report”), I, Bryn Harman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

/s/ Bryn Harman
Bryn Harman
Chief Financial Officer
(Principal Financial Officer)

Date: June 4, 2008